EXHIBIT 31.1

                                  CERTIFICATION

I, Matthew L. Schissler, certify that:

1. I have reviewed this annual report on Form 10-KSB of Cord Blood America, Inc.;

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of Cord Blood America, Inc. as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for Cord Blood America, Inc. and have:

     A. Designed such disclosure controls and procedures to ensure that material information relating to Cord Blood America, Inc., including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

     B. Designed such internal control over financial reporting, or caused such internal control over financial reporting to be designed under our supervision, to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles;

     C. Evaluated the effectiveness of Cord Blood America, Inc.'s disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures, as of the end of the period covered by this report based on such evaluation; and

     D. Disclosed in this report any change in Cord Blood America, Inc.'s internal controls over financial reporting that occurred during Cord Blood America, Inc.'s most. recent fiscal quarter (Cord Blood America, Inc.'s fourth fiscal quarter in the case of an annual report) that has materially affected or is reasonably likely to materially affect, Cord Blood America, Inc.'s internal control over financial reporting.

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to Cord Blood America, Inc.'s auditors and the Cord Blood America, Inc.'s board of directors:

     A. All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect Cord Blood America, Inc.'s ability to record, process, summarize and report financial information; and

     B. Any fraud, whether or not material, that involves management or other employees who have a significant role in Cord Blood America, Inc.'s internal control over financial reporting.

Dated: April 15, 2008


                               /s/ Matthew L. Schissler
                               -------------------------------------------------
                               Matthew L. Schissler
                               Chairman of the Board and Chief Executive Officer